UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 5, 2022

Date of Report (Date of earliest event reported)

SLINGER BAG INC.

(Exact name of registrant as specified in its charter)

Nevada	333-214463	61-1789640
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2709 N. Rolling Road, Suite 138

Windsor Mill, MD

21244

(Address of principal executive offices, including Zip Code)

(443) 407-7564

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

As previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission, on August 6, 2021, Slinger Bag Inc. (the “Company”) consummated the closing (the “Closing”) of a private placement offering (the “Offering”) pursuant to the terms and conditions of that certain Securities Purchase Agreement, dated as of August 6, 2021 (the “Purchase Agreement”), between the Company and certain accredited investors (the “Purchasers”). At the Closing, the Company sold to the Purchasers (i) 8% Senior Convertible Note (each a “Note”, and collectively, the “Notes”) in an aggregate principal amount of $11,000,000 and (ii) warrants to purchase up to 7,333,334 shares of common stock of the Company. All capitalized terms used herein have the meanings set forth in the Purchase Agreement or the Registration Rights Agreement dated August 6, 2021 (the “Registration Rights Agreement”), as applicable.

Omnibus Amendment Agreement related to the Notes

In connection with the Offering and on December 31, 2021, the Company entered into an Omnibus Amendment Agreement (the “Omnibus Agreement”) with certain Purchasers who are collectively Holders of 67% or more of the Registrable Securities outstanding on August 6, 2021, amending each of (i) the Purchase Agreement and (ii) the Registration Rights Agreement.

The Purchase Agreement was amended to, among other things, (i) delete Exhibit A and replace it in its entirety with the 8% Senior Convertible Note (the “Replacement Note”) filed herewith as Exhibit 10.2, (ii) add a new definition of “Inventory Financing”, (iii) amend Section 4.18 to add at the end of Section 4.18 before the final period “, it being agreed that the provisions of this Section 4.18 shall not apply to the Qualified Subsequent Financing expected to occur after the date hereof”, (iv) delete Section 4.20 and replace it in its entirety with substantially the same text, including the following after the period, replacing the period with a semicolon: “; provided that the provisions of this Section 4.20 shall not apply to (i) in respect of any Holder to the extent that such Holder is an investor or a purchaser of the securities offered pursuant such Subsequent Financing, and (ii) with respect to an Inventory Financing.”, and (v) add a new Section 4.21 as follows: “4.21. Most-Favored Nation. So long as any of the Notes are outstanding, upon any issuance by the Company or any of its subsidiaries of any new security, with any term that a majority of the holders of the outstanding Principal Amount of Notes, reasonably believe is more favorable to the holder of such security or with a term in favor of the holder of such security that a majority of the holders of the outstanding Principal Amount of Notes reasonably believe was not similarly provided to the Purchasers in the Notes, the Warrant, or under this Agreement, then (i) the Company shall notify each Purchaser of such additional or more favorable term within one (1) business day of the issuance or amendment (as applicable) of the respective security, and (ii) such term, at the option of a majority of the holders of the outstanding Principal Amount of Notes, shall become a part of the Transaction Documents (regardless of whether the Company complied with the notification provision of this Section). The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion lookback periods, interest rates, and original issue discounts. If a majority of the holders of the outstanding Principal Amount of Notes elects to have the term become a part of the Transaction Documents, then the Company shall immediately deliver acknowledgment of such adjustment to the Purchaser (the “Acknowledgment”) within one (1) business day of Company’s receipt of request from Investor (the “Adjustment Deadline”), provided that Company’s failure to timely provide the Acknowledgement shall not affect the automatic amendments contemplated hereby.”

The Registration Rights Agreement was amended to, among other things, (i) delete the definition “Effectiveness Date” in Section 1 and replace it in its entirety with substantially the same text but revise the definition of “Effectiveness Date” causing the Initial Registration Statement required to be filed by January 31, 2022, and (ii) delete Section 2(d) and replace it in its entirety with substantially the same text but revised to delete the following “(2) no liquidated damages shall accrue or be payable hereunder with respect to any day on which the high price of the Common Stock on the Trading Market on which the Common Stock is then listed or traded is less than the then-applicable Conversion Price,” resulting in renumbering the text that follows as (2) instead of (3).

Simultaneously with the execution of the Omnibus Agreement, the Company shall issue to each Purchaser a Replacement Note in replacement of the Note held prior to December 31, 2021 by such Purchaser (each, an “Existing Note”). Upon issuance of each such Replacement Note to a Purchaser, such Purchaser’s Existing Note shall be deemed cancelled and replaced by such Purchaser’s Replacement Note.

As consideration for entering into the Omnibus Agreement, the outstanding principal balance of the Existing Note held by each Purchaser shall be increased by twenty percent (20%) and such increased principal balance shall be reflected on the Replacement Note issued to each Purchaser.

The foregoing description of the changes to the Purchase Agreement and the Registration Rights Agreement herein are brief summaries only. The foregoing description of the Omnibus Agreement and the Replacement Note does not purport to be complete and is qualified in its entirety by reference to the Omnibus Agreement and Replacement Note included as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report.

Exhibit No.	Description
10.1	Omnibus Amendment Agreement
10.2	8% Senior Convertible Note
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Slinger Bag inc.
a Nevada corporation

Dated: January 5, 2022	By:	/s/ Mike Ballardie
Chief Executive Officer